March 21, 2014



SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549



Attn. Document Control




RE	American
Depositary
Shares evidenced by
the American
Depositary Receipts
of
Banco Popolare
Societa
Cooperativa
Form F6 File No
333154097



Ladies and Gentlemen


Pursuant to Rule 424b3
under
the Securities Act of
1933, as
amended, on behalf of
The
Bank of New York
Mellon, as
Depositary for
securities
against which American
Depositary Receipts
ADRs
are to be issued, we
attach a
copy of the new
prospectus
Prospectus
reflecting the
removal of the Par
Value.
As required by Rule
424e, the
upper right hand
corner of the
Prospectus cover page
has a
reference to Rule
424b3 and
to the file number of
the
registration statement
to
which the Prospectus
relates.

Pursuant to Section
III B of
the General
Instructions to the
Form F6 Registration
Statement, the
Prospectus
consists of the ADR
certificate.
The Prospectus has
been
revised to reflect the
removal
of the Par Value.
Please contact me with
any
questions or comments
at 212
8152221.


Sandra Bruno
Senior Associate
The Bank of New York
Mellon  ADR Division


Encl.
CC Paul Dudek, Esq.
Office
of International
Corporate
Finance







Depositary Receipts
101 Barclay Street
22nd Floor West, New
York, NY 10286